UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2023

BERKSHIRE HILLS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 773-5601, ext. 133773

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BHLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 5, 2023, the Board of Directors of Berkshire Hills Bancorp, Inc. (the “Company”) appointed Eric S. Rosengren to the Board of Directors of the Company, effective immediately.  The Board of Directors also appointed Mr. Rosengren to the Audit and Risk Management, Capital and Compliance Committees of the Board of Directors. Mr. Rosengren will be considered an independent director. Mr. Rosengren was also appointed to the Board of Directors of Berkshire Bank.
Mr. Rosengren, age 65, is Chief Executive Officer of Rosengren Consulting and a Visiting Scholar at the MIT Golub Center for Finance and Policy. He previously served as President and Chief Executive Officer of the Federal Reserve Bank of Boston from 2007 to his retirement in 2021. Mr. Rosengren joined the Federal Reserve Bank of Boston in 1985 and held various roles in the Research and Supervision, Regulation, and Credit Departments. Mr. Rosengren holds a Ph.D. and Masters from the University of Wisconsin and a Bachelors from Colby College where he also serves as a member of the Board of Trustees.
There were no arrangements or understandings between Mr. Rosengren and any other person pursuant to which Mr. Rosengren was selected as a director. Mr. Rosengren is not a party to any transaction with the Company or Berkshire Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

A news release containing additional information is included herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. Not Applicable.

(b)	Pro forma financial information. Not Applicable.

(c)	Shell company transactions: Not Applicable.

(d)	Exhibits:
	Exhibit No.	Description
	99.1	News release dated April 10, 2023

	104.1	Cover Page for this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.

DATE: April 10, 2023	By:	/s/ Wm. Gordon Prescott
Wm. Gordon Prescott Senior Executive Vice President, General Counsel and Corporate Secretary